UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2005
                                                         -----------------


                                  CARMAX, INC.
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             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


12800 Tuckahoe Creek Parkway, Richmond, Virginia                    23238
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 804-747-0422
                                                            ------------

                    4900 Cox Road, Glen Allen, Virginia 23060
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition
---------          ---------------------------------------------

                   The registrant issued a press release on December 21, 2005, announcing its financial results for the fiscal 2006 third quarter and nine month period ended November 30, 2005. The press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.


Item 9.01          Financial Statements and Exhibits
---------          ---------------------------------
(d)Exhibits        The following exhibit is being furnished pursuant to Item
                   2.02 above.

  99.1             Press release, dated December 21, 2005, issued by
                   CarMax, Inc., entitled "CarMax Reports Record Third Quarter Results; Releases Fourth Quarter Expectations"

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith D. Browning
                                             ---------------------
                                             Keith D. Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  December 21, 2005

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
-------                             -------


 99.1             Press release, dated December 21, 2005, issued by
                  CarMax, Inc., entitled "CarMax Reports Record Third Quarter Results; Releases Fourth Quarter Expectations"